Exhibit 99.1

TALBOTS ANNOUNCES RETIREMENT PLANS OF CHIEF EXECUTIVE

OFFICER; SEARCH FOR SUCCESSOR HAS COMMENCED

HINGHAM, MA, December 5, 2011 — The Talbots, Inc. (NYSE:TLB) today announced that its Board of Directors has formally begun the process of identifying a successor to Trudy F. Sullivan, the Company’s President and Chief Executive Officer. The Board of Directors has formed a search committee, comprised solely of independent board members, and has engaged Spencer Stuart to conduct the search.

Ms. Sullivan, who intends to retire once a successor has been identified, has agreed to continue to serve as President, Chief Executive Officer and a member of the Board of Directors of Talbots in the interim to ensure a smooth transition.

“Trudy is an exceptional executive and has been a visionary leader in the specialty retail industry throughout her illustrious career,” said Gary M. Pfeiffer, Chairman of the Board of Directors. “Her successor will inherit from her an extraordinary brand and a strong operating foundation from which Talbots will complete its transformation and sustainably create superior shareholder value.”

The Talbots, Inc. is a leading specialty retailer and direct marketer of women’s apparel, shoes and accessories. At the end of the third quarter 2011, the Company operated 551 Talbots stores in 46 states and Canada. Talbots brand on-line shopping site is located at http://www.talbots.com.

Forward-looking Information

This Press Release contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All of the information concerning our future liquidity, future net sales, margins and other future financial performance and results, achievement of operating or financial plan or forecasts for future periods, sources and availability of credit and liquidity, future cash flows and cash needs, success and results of strategic initiatives and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information. Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about the Company, are not guarantees of future results or performance and involve substantial risks and uncertainty, including assumptions and projections concerning our internal operating or financial plan, regular-price, promotional and markdown selling, operating cash flows, liquidity and sources and availability of credit for all forward periods. Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including the ability to successfully increase our customer traffic and the success and customer acceptance of our merchandise offerings in our stores, on our website and in our catalogs; the ability to attract and retain talented and experienced executives that are necessary to execute our strategic initiatives; the risks associated with our efforts to maintain our traditional customer and expand to attract new customers; the continuing material impact of the U.S. economic environment as well as the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in our Annual Report on Form 10-K for the fiscal year ended January 29, 2011 and other periodic reports filed with the SEC which are incorporated herein. Our Annual Report on Form 10-K and other periodic reports are available at the Investor Relations section of our Website at http://www.thetalbotsinc.com.

All of our forward-looking statements are as of the date of this Press Release only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this Press Release or included in our other public disclosures or our other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect our continuing operations and our future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE: The Talbots, Inc.

Contacts:

The Talbots, Inc.

Julie Lorigan

Senior Vice President, Investor and Media Relations

(781) 741-7775

or

FTI Consulting, Inc.

Leigh Parrish or Rachel Rosenblatt

Investor and Media Relations

(212) 850-5651 or (212) 850-5697